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                                                                    EXHIBIT 23.2

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 7, 2001, with respect to the financial statements of Tendril Software, Inc., included in Amendment No. 3 to the Registration Statement (Form S-1) and related Prospectus of WebGain, Inc. for the registration of shares of its common stock.


                                                               ERNST & YOUNG LLP


Palo Alto, California
May 16, 2001